UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Value Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Sustained investor optimism carried market indices higher through the first few months of the year. However, the mood turned sour in April, as dormant fears over the European fiscal situation, an emerging markets slowdown, and a prolonged domestic malaise all reared their ugly heads. Despite the volatility, the Value Fund recorded a positive return of 7.54% for the six-month period but underperformed the S&P 500 Index return of 9.49% and the Lipper Large-Cap Value Funds Index return of 7.60%.

Since your fund’s inception in 1994, it has outpaced both the broader market and the Lipper Large-Cap Value Funds Index by posting an annualized gain of 9.88% versus 8.28% for the S&P 500 and 7.29% for the Lipper value benchmark. (Annualized returns for the fund were -0.21%, -1.50%, and 5.66% for the 1-, 5-, and 10-year periods ended June 30, 2012, respectively. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com. The fund’s expense ratio was 0.85% as of its fiscal year ended December 31, 2011.)

We wish it were more a consequence of “April fools” than “déjà vu all over again,” but the market continues to grapple with the demands of traversing uncharted territory in this post-financial crisis era. As we have mentioned in recent shareholder letters, we do not believe that what we are experiencing is anywhere near what we survived in 2008–2009, but we must caution against the unconditional belief that a recovery from those years means that markets will follow a consistent, upward trajectory. We believe the world will be able to muddle through its current challenges, but several important questions remain to be answered. How will Europe fare as the debt crisis and age of austerity play out? How will China’s transition from an infrastructure-focused to a consumer-focused economy affect the country’s growth? What role will the U.S. play in the world economy as we develop our growing energy resources and manufacturing capabilities? While it’s obvious that we can neither predict nor influence the outcome of these events, we can remain steadfast in our approach of selecting stocks that represent compelling values for inclusion in your fund. In fact, these periods of uncertainty give us opportunities to leverage our fundamental, bottom-up research process and add to stocks of high-quality companies.

PORTFOLIO REVIEW

Despite the challenging economic landscape facing many of the world’s financial companies, the fund’s holdings in the sector were the overall top contributor to performance for the first half of the year. Bank of America, U.S. Bancorp, Regions Financial, and JPMorgan Chase all rallied in March after receiving generally positive results from the Federal Reserve’s 2012 capital “stress test.” For some, including JPMorgan, U.S. Bancorp, and others, with the results of the stress test also came approval from the Fed for enhanced dividends and/or share buybacks, which has played a central part in our thesis. JPMorgan’s much-publicized trading loss weighed on the stock in the second quarter, but the bank still ended with a solid gain for the period. While certain challenges still lie ahead for JPMorgan, we added to your fund’s position as we believe the market may have overly penalized the stock. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Conversely, shares of global investment bank Morgan Stanley weighed on your fund’s results, as investors grew concerned about its exposure to the European debt crisis. We believe Morgan Stanley’s European exposure is manageable and that the company is not being rewarded for the structural changes it has made to its business model that should result in a less volatile earnings profile over time. Shares of Morgan Stanley have traded at nearly half of their tangible book value, creating a compelling risk/reward opportunity.

Your fund’s health care holdings were strong contributors during the period as well. We have favored pharmaceutical stocks over the past few years as they have been largely ignored by the market despite their strong cash generation, attractive dividend yields, and relative immunity from the volatility surrounding the health care reform debate. Pfizer and Merck, two of our largest holdings, performed exceptionally well as investors began to look beyond recent patent expirations and focus on the inherent value in these companies’ strong drug pipelines.

Good performance in health care was aided by holdings outside of pharmaceuticals, including hospital operator HCA Holdings and medical technology company Covidien. We bought shares of HCA last year as fears of looming Medicare cuts weighed on the stock. We believed the market was overestimating the impact of potential Medicare changes while overlooking HCA’s strong free cash flow generation and high-quality assets. Covidien also performed well after reporting strong organic revenue growth driven by its earlier acquisition of ev3, a maker of stents and other devices.

Gains were not limited to health care and financials as holdings across all sectors, except for energy, made a positive contribution during the period. Shares of Ingersoll-Rand, a diversified industrial manufacturer with a focus on climate control machinery, rose after a prominent hedge fund established a stake in the company and announced it will seek ways to maximize shareholder value. We think shares could also get a boost from an improving housing market as the company appears to be well positioned to take advantage of increasing demand. Among consumer discretionary holdings, Walt Disney boosted performance as investors shed their worries over potentially weak theme park attendance and took notice of the company’s improving fundamentals.

Energy was the only sector to detract overall from performance. Energy stocks have enjoyed strong gains over recent years, but during the past few months, the sector has had to endure the one-two punch from a slowdown in the global economy and an increase in U.S. oil and natural gas supplies. This combination rippled across all industries within the sector. For example, the worst performers among your fund’s holdings included stocks as varied as Weatherford International (drilling equipment), CONSOL Energy (coal and natural gas production), Newfield Exploration (oil and gas exploration), and Baker Hughes (oilfield services). We pared the fund’s energy holdings throughout the period because we believe commodity prices will remain muted in the near to medium term. While we make no assumption regarding global growth, we believe we have insight into the prospects for domestic production of oil and gas. This country has vast, untapped resources along with ever-improving technology—a combination that we believe will lead to ample supplies for the foreseeable future. While we continue to like energy and its prospects in an improved demand environment, we aim to concentrate our holdings among companies that we believe to have a significant cost, market share, or technological advantage.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when we make our investment decisions. Indeed, our portfolio turnover has been consistently lower than the average of our peers.

We focus a great deal on understanding both the return potential and risk associated with a given company when selecting appropriate investments for your portfolio. Our approach is predicated on identifying companies where we believe the investment’s implicit upside is significantly greater than its inherent risk. We have a particular affinity for companies that generate strong free cash flow and are trading at a discount to our estimated sum-of-the-parts valuation. While we may not always be right, if we can successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peer universe over the long term.

During the past six months, we initiated new positions or added to existing holdings of companies across all sectors that we believed represented compelling valuation opportunities. However, we maintain a bias toward quality as we continue to weather an uncertain market environment. As a result, we funded new investments with holdings that have performed well and no longer enjoy discounted valuations, while also taking the opportunity to sell lower-quality holdings outright. We made notable trades within the financials, health care, energy, and consumer staples sectors.

As previously mentioned, we added to JPMorgan during the period on weakness stemming from the disclosure of an outsized trading loss in its investment portfolio. Despite this event, we still believe that JPMorgan is a best-in-class franchise and that its performance will continue to outpace that of its peers over time. Also within financials, we initiated a position in insurance broker XL Group. We believe the company’s recently hired CEO has a clear and thoughtful strategy for improving operating margins and return on equity, while continuing to grow selected business lines.

Within health care, we took profits in Gilead Sciences after the stock performed well following the release of favorable data for a hepatitis C drug under development. Gilead acquired this drug as a part of its purchase of Pharmasset last year, an addition that should help solidify its position as a major player in the fight against hepatitis C.

We added to Johnson & Johnson as it continued to deliver strong fundamentals and experienced some major milestones within its drug development pipeline. We added to our position as valuation remained undemanding and shares offered a substantial dividend yield. Johnson & Johnson is now the fourth-largest position within your fund.

Thermo Fisher Scientific shares suffered amid slower spending by its academic and government customers due to anticipated budget cuts, as well as questions about its ability to maintain growth outside the U.S. The company has a sweeping array of products and enjoys a healthy market share in key geographies, which we believe will help it to continue to outperform most investors’ dire expectations.

We decreased our exposure to energy overall and used the proceeds to fund various ideas within the portfolio, although we did find opportunities to add to or initiate selected holdings with the sector. Valero Energy, a U.S.-based oil refiner, was the largest new position in energy during the period. We bought Valero on valuation because we believe the company will have a significant cost advantage as it begins to process increasing volumes of lower-priced domestic oil supplies, while selling its products at prices that are linked to higher international oil prices.

Consumer staples stocks were among the market’s top performers last year as many investors placed a premium on low volatility or perceived “safer” sectors such as staples, utilities, and health care. Staples generally underperformed the market over the first six months of the year on concerns about the health of the consumer, as well as consistent input cost inflation. We used market weakness to add to your fund’s position in Procter & Gamble, as well as to start a position in Dr Pepper Snapple. Procter shares fell after management lowered earnings guidance on slower market growth and share loss in developed markets. We remain patient with our Procter investment, as we believe the company’s tremendous geographic reach and expansive brand portfolio will be a competitive benefit over time. We began a position in Dr. Pepper Snapple as shares had underperformed other beverage peers, and we believe that the company has an opportunity to improve its profit margins through changes in product distribution as well as operating cost cuts.

OUTLOOK

We believe concern over continued fiscal issues in Europe accompanied by slower growth in emerging markets will result in a more muted economic recovery. However, we believe your fund is appropriately positioned for a continued sluggish economic recovery, and we will continue to work closely with our in-house proprietary research analysts to select stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will concentrate our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

Mark S. Finn
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

July 23, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/12
Pfizer	4.7%
JPMorgan Chase	3.1
Merck	3.1
Johnson & Johnson	3.1
AT&T	2.4
General Electric	2.3
Procter & Gamble	2.2
Chevron	2.2
Thermo Fisher Scientific	1.8
Cisco Systems	1.8
Texas Instruments	1.8
LyondellBasell Industries	1.7
U.S. Bancorp	1.6
International Paper	1.5
AES	1.5
Moody's	1.5
Covidien	1.5
SLM	1.5
Amgen	1.4
Boeing	1.4
MetLife	1.3
PepsiCo	1.2
United Continental	1.2
Kohl's	1.2
Walt Disney	1.2
Total	48.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.0%		
CONSUMER DISCRETIONARY 9.0%		
Auto Components 0.3%		
TRW (1)	1,055,000	38,782
		38,782
Automobiles 0.7%		
General Motors (1)	4,642,000	91,540
		91,540
Hotels, Restaurants & Leisure 1.1%		
Carnival (2)	3,795,000	130,055
		130,055
Media 5.7%		
Cablevision, Class A (2)	950,000	12,625
Charter Communications, Class A (1)	680,000	48,192
Comcast, Class A1	3,224,500	101,249
Comcast, Class A2	1,272,900	40,695
Discovery Communications, Class C (1)	1,740,000	87,157
Time Warner	3,418,100	131,597
Time Warner Cable, Class A	1,800,000	147,780
Walt Disney (2)	3,090,000	149,865
		719,160
Multiline Retail 1.2%		
Kohl's	3,305,000	150,344
		150,344
Total Consumer Discretionary		1,129,881
CONSUMER STAPLES 6.3%		
Beverages 2.0%		
Dr Pepper Snapple (2)	2,210,000	96,688

PepsiCo	2,165,000	152,979
		249,667
Food & Staples Retailing 0.4%		
Kroger (2)	2,353,400	54,575
		54,575
Food Products 1.2%		
Archer-Daniels-Midland	2,559,600	75,559
Kellogg (2)	1,400,000	69,062
		144,621
Household Products 2.2%		
Procter & Gamble	4,505,000	275,931
		275,931
Personal Products 0.5%		
Avon	3,955,000	64,111
		64,111
Total Consumer Staples		788,905
ENERGY 9.7%		
Energy Equipment & Services 1.2%		
Baker Hughes	480,000	19,728
Noble	785,000	25,536
Schlumberger	490,700	31,851
Weatherford International (1)	6,355,000	80,264
		157,379
Oil, Gas & Consumable Fuels 8.5%		
Chevron	2,615,000	275,882
CONSOL Energy (2)	2,390,000	72,274
Devon Energy	852,300	49,425
Eni (EUR)	2,556,307	54,555
Hess	220,000	9,559

Newfield Exploration (1)(2)	1,402,300	41,101
Nexen	4,430,000	74,823
Phillips 66 (1)	1,425,000	47,367
Southwestern Energy (1)	1,260,000	40,232
Spectra Energy	3,395,000	98,659
Valero Energy	5,660,000	136,689
Williams Companies	4,880,000	140,641
WPX Energy (1)	1,650,000	26,697
		1,067,904
Total Energy		1,225,283

FINANCIALS 21.0%

Capital Markets 3.3%

Ameriprise Financial	1,900,000	99,294
BlackRock	160,000	27,171
Charles Schwab (2)	1,220,700	15,784
Goldman Sachs	405,000	38,823
Invesco	1,590,000	35,934
Lazard	1,320,000	34,307
Morgan Stanley	7,195,000	104,975
Northern Trust (2)	1,195,200	55,003
		411,291

Commercial Banks 4.1%

CIT Group (1)	555,000	19,780
PNC Financial Services Group	1,200,000	73,332
Regions Financial (2)	11,912,590	80,410
SunTrust	3,045,000	73,780
U.S. Bancorp	6,274,298	201,782
Wells Fargo	1,985,800	66,405
		515,489

Consumer Finance 2.9%

American Express	2,068,300	120,396

Capital One Financial (2)	1,140,000	62,312
SLM Corporation	11,695,000	183,728
		366,436
Diversified Financial Services 5.8%		
Bank of America	18,025,000	147,445
JPMorgan Chase	11,080,000	395,888
Moody's (2)	5,080,000	185,674
		729,007
Insurance 4.0%		
Allstate (2)	3,190,000	111,937
Assured Guaranty	2,100,000	29,610
Marsh & McLennan (2)	1,403,500	45,235
MetLife	5,105,000	157,489
Sun Life Financial	3,125,000	68,000
XL Group	4,190,000	88,158
		500,429
Real Estate Investment Trusts (REITs) 0.8%		
Weyerhaeuser, REIT (2)	4,810,000	107,552
		107,552
Real Estate Management & Development 0.1%		
St. Joe (1)	811,400	12,828
		12,828
Total Financials		2,643,032
HEALTH CARE 17.3%		
Biotechnology 1.5%		
Amgen	2,420,000	176,757
Gilead Sciences (1)(2)	325,000	16,666
		193,423

Health Care Equipment & Supplies 1.5%		
Covidien	3,465,000	185,378
		185,378
Health Care Providers & Services 1.7%		
HCA Holdings	1,190,000	36,212
Quest Diagnostics (2)	1,295,000	77,570
WellPoint (2)	1,587,000	101,235
		215,017
Life Sciences Tools & Services 1.8%		
Thermo Fisher Scientific	4,370,000	226,847
		226,847
Pharmaceuticals 10.8%		
Johnson & Johnson (2)	5,715,000	386,105
Merck	9,255,000	386,396
Pfizer	25,705,600	591,228
		1,363,729
Total Health Care		2,184,394
INDUSTRIALS & BUSINESS SERVICES 9.9%		
Aerospace & Defense 3.8%		
Boeing (2)	2,348,100	174,464
Harris	505,000	21,134
Honeywell International	2,195,800	122,614
Raytheon	1,290,000	73,001
United Technologies	1,130,000	85,349
		476,562
Airlines 1.2%		
United Continental (1)	6,250,000	152,062
		152,062

Electrical Equipment 0.8%		
Emerson Electric	2,120,000	98,750
		98,750
Industrial Conglomerates 3.0%		
3M	995,800	89,224
GE	14,010,000	291,968
		381,192
Machinery 0.4%		
Ingersoll-Rand	1,275,000	53,779
		53,779
Road & Rail 0.7%		
Canadian Pacific Railway	636,500	46,630
Union Pacific	310,100	36,998
		83,628
Total Industrials & Business Services		1,245,973
INFORMATION TECHNOLOGY 8.7%		
Communications Equipment 1.8%		
Cisco Systems	13,050,000	224,069
		224,069
Computers & Peripherals 0.9%		
Dell (1)	6,311,100	79,015
SanDisk (1)	715,000	26,083
		105,098
Electronic Equipment, Instruments & Components 0.7%		
Corning (2)	5,188,800	67,091
TE Connectivity	720,000	22,975
		90,066

IT Services 1.1%		
Computer Sciences (2)	1,355,000	33,631
Visa, Class A	860,800	106,421
		140,052
Semiconductor & Semiconductor Equipment 2.7%		
Marvell Technology Group	5,320,000	60,009
NVIDIA (1)(2)	4,230,000	58,459
Texas Instruments	7,764,800	222,772
		341,240
Software 1.5%		
Microsoft	3,753,700	114,826
Oracle	2,635,000	78,259
		193,085
Total Information Technology		1,093,610
MATERIALS 5.6%		
Chemicals 3.1%		
Celanese, Class A	1,755,000	60,758
Lyondellbasell Industries, Class A	5,395,000	217,257
Monsanto	890,000	73,674
Potash Corporation of Saskatchewan	905,000	39,540
		391,229
Containers & Packaging 1.0%		
Crown Cork & Seal (1)	1,650,000	56,908
Owens-Illinois (1)	3,558,000	68,207
		125,115
Paper & Forest Products 1.5%		
International Paper	6,630,000	191,673
		191,673
Total Materials		708,017

CONVERTIBLE PREFERRED STOCKS 1.1%		
FINANCIALS 1.1%		
Commercial Banks 0.5%		
Fifth Third Bancorp	470,000	63,929
		63,929
Diversified Financial Services 0.6%		
Citigroup	845,000	72,231
		72,231
Total Financials		136,160
Total Convertible Preferred Stocks (Cost $105,569)		136,160
CORPORATE BONDS 0.1%		
Assured Guaranty, VR, 6.40%, 12/15/66 (3)	18,700,000	12,342
Total Corporate Bonds (Cost $13,253)		12,342
SHORT-TERM INVESTMENTS 1.1%		
Money Market Funds 1.1%		
T. Rowe Price Reserve Investment Fund, 0.16% (4)(5)	134,548,794	134,549
Total Short-Term Investments (Cost $134,549)		134,549
SECURITIES LENDING COLLATERAL 2.9%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 2.9%		
Money Market Funds 2.9%		
T. Rowe Price Reserve Investment Fund, 0.16% (4)(5)	372,215,597	372,216
Total Investments through Securities Lending Program with State Street Bank and Trust Company		372,216
Total Securities Lending Collateral (Cost $372,216)		372,216

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $11,991,675)	$ 12,998,042
Receivable for investment securities sold	27,795
Dividends and interest receivable	16,818
Receivable for shares sold	4,527
Other assets	190
Total assets	13,047,372
Liabilities	
Obligation to return securities lending collateral	372,216
Payable for investment securities purchased	69,565
Investment management fees payable	6,432
Payable for shares redeemed	4,491
Due to affiliates	2,242
Other liabilities	427
Total liabilities	455,373
NET ASSETS	$ 12,591,999
Net Assets Consist of:	
Undistributed net investment income	$ 112,723
Accumulated undistributed net realized loss	(7,470)
Net unrealized gain	1,006,373
Paid-in capital applicable to 519,711,062 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	11,480,373
NET ASSETS	$ 12,591,999
NET ASSET VALUE PER SHARE	
Investor Class	
($12,292,528,526 / 507,221,325 shares outstanding)	**$ 24.24**
Advisor Class	
($299,470,737 / 12,489,737 shares outstanding)	**$ 23.98**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and the Value Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $246,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $109,707,000 of net gain on $349,253,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2012, the value of cash collateral investments was $372,216,000, and the value of loaned securities was $367,501,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,866,093,000 and $3,502,363,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $242,797,000 of available capital loss carryforwards, which expire as follows: $147,845,000 in fiscal 2017, and $94,952,000 in fiscal 2018.

At June 30, 2012, the cost of investments for federal income tax purposes was $12,017,633,000. Net unrealized gain aggregated $980,415,000 at period-end, of which $1,702,504,000 related to appreciated investments and $722,089,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $332,000 for T. Rowe Price Services, Inc.; and $482,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2012, the fund was charged $236,000 for shareholder servicing costs related to the college savings plans, of which $192,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $298,000 of Spectrum Funds’ expenses and $9,778,000 of Retirement Funds’ expenses. Of these amounts, $5,696,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 4% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 79% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012